Investments	12 Months Ended
Dec. 31, 2025
Investments [Abstarct]
INVESTMENTS

NOTE 6: INVESTMENTS

On December 31, 2025, and 2024, the Company held the following investments:

	December 31, 2025	December 31, 2024

Financial assets are at fair value through other comprehensive income:
Short-term investments (*)
Corporate bonds – marketable investments	$-	$2,922
Total short-term investments	-	2,922

Long-term investments
Investments in private equity (**)	490	490
Total long-term investments	490	490

Total investments	$490	$3,412

(*)	Classified as level 1 inputs in the fair value hierarchy.
(**)	Classified as level 3 inputs in the fair value hierarchy.

Investments in Private Equity

Investments in private equity are not traded in public markets and include Company’s holdings in private companies under share purchase agreements and a simple agreement for future equity (SAFE), which entitles the Company to receive common stock of the issuing companies at a future date.

As of December 31, 2025, INX holds investments in the following private companies:

●	On March 20, 2021, the Company made an investment of $150 in a private company based in the United Kingdom. The share purchase agreement entitles the Company to receive 95,411 ordinary shares at a price of $1.57 per share.

●	On September 9, 2021, the Company made an investment of $250 in a private company based in Gibraltar under a SAFE. The SAFE entitles the Company to receive the most senior class of shares issued by the company upon the completion of the qualified or non-qualified equity financing, as defined in the SAFE, at the SAFE conversion price.

●	During 2023, the Company made an investment of $90 in a private company based in the United States, in return for preferred shares to be issued by the private company at the time of the closing in the amount of the investment, plus a warrant to purchase newly issued by the private company security tokens valued at $300 as of the date of the primary issuance at $0.01 per token. The preferred shares are convertible to security tokens.

Investment in Associate

In June 2023, INX entered into a shareholders’ and joint venture agreement (“SICPA Agreement”), whereby parties to the agreement have agreed to joint their expertise and collaborate to develop central bank digital currency solutions with the utilization of blockchain technology. Subsequently, for the purpose of executing joint objectives under the SICPA Agreement, the parties formed SICPA INX SA, subsequently renamed as NABATECH SA, (“Nabatech”), an entity organized under the laws of Switzerland. During the year ended December 31, 2024, the Company made the initial capitalization investment in Nabatech of $32 and owns 33 percent of the issued and outstanding share capital. In addition, INX entered into a service agreement with Nabatech to provide technological support and advisory services to the entity.

As of December 31, 2024, the Company recorded a loss on the investment in associates of $651, and a gain from foreign currency translation of $62. The Company’s share in Nabatech’s net loss is $1,186 in excess of the Company’s investment amount. The excess amount is offset against the balance of prepaid expenses and other receivables.

As of December 31, 2025, the Company reassessed the receivables amount and decided to record a full credit loss provision of $1,838 on all outstanding balances with Nabatech. In addition, the Company offset all i׳s financial obligations in the amount of $1,207.

See Note 23b regarding the sale of its investment to SICPA in March 2026.